Confidential treatment has been requested for portions of this contract. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this contract has been filed separately with the Securities and Exchange Commission.

                                                                   Exhibit 10.53

                              AMENDED AND RESTATED

                               MAY 2003 AMENDMENT

                                     TO THE

                SATELLITE PURCHASE CONTRACT FOR IN-ORBIT DELIVERY

                                     BETWEEN

                            XM SATELLITE RADIO INC.,

                        XM SATELLITE RADIO HOLDINGS INC.

                                       and

                            BOEING SATELLITE SYSTEMS
                               INTERNATIONAL, INC.

                              CONTRACT NUMBER L0634

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                              AMENDED AND RESTATED
                               MAY 2003 AMENDMENT
                                     TO THE
                SATELLITE PURCHASE CONTRACT FOR IN-ORBIT DELIVERY

This Amended and Restated May 2003 Amendment to the Satellite Purchase Contract for In-Orbit Delivery effective March 23, 1998 as amended, assigned, restated, superseded and/or supplemented from time to time and in effect through and including the date hereof (the "Contract") is made as of May 22, 2003 by and between XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc., Delaware corporations with their principal offices located at 1500 Eckington Place, N.E. Washington DC 20002 (hereinafter referred to together as "Customer" or "XM") and Boeing Satellite Systems International, Inc., a Delaware corporation with its principal offices located at 2260 E. Imperial Highway, El Segundo, California 90245 (hereinafter "Contractor" or "BSSI"). Capitalized terms used but not otherwise defined in this Amended and Restated May 2003 Amendment shall have the respective meanings as set forth in the Contract.

WHEREAS, the Parties entered into and executed the Contract, which Contract provides for the procurement by Customer (or its subsidiaries) from Contractor of three (3) Boeing 702 Satellites, two (2) of which (XM-1 and XM-2) have been delivered in-orbit and one (1) of which (XM-3) was originally being constructed as a ground spare, together with related items, services and activities;

WHEREAS, in December 2001, the Contract, as it relates to the Ground Spare Satellite Bus, was assigned by XM Satellite Radio Inc. to XM Satellite Radio Holdings;

WHEREAS, in December 2001, Customer and Contractor entered into certain arrangements (the "December Amendment") relating to the completion and launch of the Ground Spare Satellite;

WHEREAS, Customer and Contractor entered into the May 2003 Amendment to amend certain provisions of the Contract to provide for basic additional terms concerning the aforementioned completion and launch of the Ground Spare Satellite and [***] as are more fully set forth and restated herein;

WHEREAS, this document (the "Amended and Restated May 2003 Amendment") amends and restates the May 2003 Amendment to amend certain provisions of the Contract to provide for conformity with the Contract, including the December Amendment;

NOW, THEREFORE, in consideration of the mutual benefits to be derived, the Parties hereto agree that the Contract is amended as follows:

XM SATELLITE RADIO INC., XM SATELLITE RADIO          AMENDED & RESTATED MAY 2003
HOLDINGS INC. and BOEING SATELLITE SYSTEMS                             Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY 1                  Contract L0634

1.   Amendment of Article 1.1.

     Article 1.1 is hereby amended as follows:

     The definition of "Ground Spare Satellite" as identified in paragraph (ww) shall be deleted in its entirety and replaced with the following:

     "The "Ground Spare Satellite" shall refer to the satellite originally purchased by Customer for on-ground Delivery and that now shall be Launched and Delivered in-orbit in accordance with the provisions of this Contract. The Ground Spare Satellite shall also be referred to herein as "XM-3", the "third Satellite" and "replacement satellite".

     In paragraph (lll) "Launch and In-Orbit Insurance" or "Launch Insurance", the phrase "of XM-1 and XM-2, respectively, or at least one (1) year after the date of Launch of XM-3" shall be added after the phrase "or five (5) years after the date of Launch".

     In paragraph (rrr) "Launch Vehicle", the word "either" in the second line shall be replaced with "any", and the phrase "either or both Satellites" shall be replaced with "XM-1 and/or XM-2".

     In paragraph (yyy) "Major Calendar Payment", the phrase "each Satellite" shall be replaced with "XM-1 and XM-2".

     In paragraph (nnn) "Launch Period", the phrase "and the three-month period from October 15, 2004 through January 15, 2005, with respect to the third Satellite" shall be added after the phrase "with respect to the second satellite".

2.   Amendment of Article 28 (Launch Services).

     (a) The first sentence of Article 28(f) is hereby deleted in its entirety and replaced with the following:

          "(f) Contractor shall provide Launch Services for Launch of XM-3, as a replacement satellite, to the orbital location specified in Table 7.1, on the Sea Launch 6000kg Launch Vehicle during the three month Launch Period commencing no later than October 15, 2004, as set forth below:"

     (b) Article 28(f)(1) is hereby deleted in its entirety and replaced with the following:

XM SATELLITE RADIO INC., XM SATELLITE RADIO          AMENDED & RESTATED MAY 2003
HOLDINGS INC. and BOEING SATELLITE SYSTEMS                             Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY 2                  Contract L0634

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          "(f)(1) Customer hereby directs Contractor to schedule, and enter into a Launch Agreement for the same, the Launch of XM-3 to occur during the three month Launch Period commencing no later than October 15, 2004. The price for said Sea Launch Launch Services for the Launch Period beginning October 15, 2004 shall be $[***] and the price for transportation to the launch site, Sea Launch Launch Campaign, Mission Support Services and LEOP for the XM-3 Satellite shall be [***] (notwithstanding Article 30.4, where the price stated therein shall not apply to XM-3)."

     (c) The paragraph following Table 28.2 in Article 28(f)(3) is hereby deleted in its entirety and replaced with the following:

          "Payment terms for the [***] for transportation to the launch site, Sea Launch Launch Campaign, Mission Support Services and LEOP for XM-3 shall be as follows: Customer shall pay Contractor in full each Milestone Payment set forth below within [***] after delivery, in accordance with the procedures and upon satisfaction of the conditions set forth in Article 5.1 (Requests for Payment and Invoices), of a Request for Payment, accompanied by a certificate in the form of Annex 1 to Attachment A hereto, by wire transfer to Contractor's bank account specified in Article 5.2.

          ----------------------------------------------------------------------
          Payment                    Milestone
          ----------------------------------------------------------------------
          [***]                      [***]
          ----------------------------------------------------------------------
          [***]                      [***]
          ----------------------------------------------------------------------
          [***]                      [***]
          ----------------------------------------------------------------------

          With regard to the Sea Launch payment terms set forth in Table 28.2, Contractor agrees to defer such payments as follows: Customer shall pay [***]% of each payment amount stated in Table 28.2 when due [***] (see Exhibit G-2 Revision E for Schedule of Payments and Interest, totaling $[***]). For avoidance of doubt, (1) the Sea Launch payment terms set forth in Table 28.2 shall apply to the Launch Services price set forth in Article 28(f)(1) as follows: the amount due on any given payment date [***] shall be the percentage of the Sea Launch Price set forth in the middle column of such table multiplied by $[***] and (2) XM shall have the right to prepay any [***] amounts at any time with no penalty; [***]."

3. Amendment of Table 7.1; Clarification of Delivery Date of XM-3. Customer and Contractor confirm that XM-3 shall be Available for Shipment on October 15, 2004 and shall be Launched during a Launch Period commencing no later than October 15,

XM SATELLITE RADIO INC., XM SATELLITE RADIO          AMENDED & RESTATED MAY 2003
HOLDINGS INC. and BOEING SATELLITE SYSTEMS                             Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY 3                  Contract L0634

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     2004. Accordingly, row 7 of Table 7.1 is deleted in its entirety and replaced with the following:

     ------------------------------------------------------------------------------------------
     7A   3rd Satellite,              No later than [***]          As specified in Exhibit B
          Transportation to Launch                                 (SOW).  XM-3 shall be
          Site, Launch Campaign,                                   delivered to an orbital slot
          Launch Services and LEOP                                 within +-10 DEG. of
          (3rd Satellite to Initial                                XM-1.*
          Handover)
     ------------------------------------------------------------------------------------------
     7B   Pre-Eclipse Test Report     [***] following completion   Customer's Facilities
          with respect to XM-3        of In-Orbit Testing
     ------------------------------------------------------------------------------------------
     7C   Post-Eclipse Test Report    [***] following the end of   Customer's Facilities
          with respect to XM-3        the first full eclipse
                                      period after Launch
     ------------------------------------------------------------------------------------------

* XM-3 orbital location to be subsequently modified upon agreement to scope of collocation effort.

4. Certain Modifications to and Capabilities of XM-3. (a) Contractor confirms and Customer understands that prior to Launch, XM-3 shall be modified, at no additional cost, from the XM-1 and XM-2 baseline as follows: [***]. Contractor will confirm in writing prior to Launch (at the Shipment Readiness Review) that there are no Defects in XM-3 (taking into account waivers mutually agreed for XM-3 by the Parties in writing) and that any Defects in any Contractor manufactured satellite (either in-orbit or on ground) that may be applicable to XM-3 have been corrected on XM-3.

     (b) Contractor confirms that XM-3 shall have at least [***] power margin at EOL as specified in Section 6.3 of Exhibit A, Spacecraft Performance Specifications; such [***] EOL power margin shall not include solar array tilt.

5.   Pricing and Certain Adjustments. The price for XM-3 set forth in Article
     4.1 shall be adjusted as set forth below:

     (a) The price of XM-3 shall be reduced by [***], reflecting that XM-3 is a replacement satellite.

     (b) Article 12.5 is deleted in its entirety and is replaced with the following:

     "Existing XM-3 Incentive Amounts set forth in Exhibit G-2 Revision D (i.e., the version of Exhibit G-2 in effect and applicable prior to the Amended and Restated May 2003 Amendment) [***]; however, Incentive Amounts not earned on XM-1 and XM-2 shall rollover to XM-3 on [***] and shall be earned and paid in equal quarterly

XM SATELLITE RADIO INC., XM SATELLITE RADIO          AMENDED & RESTATED MAY 2003
HOLDINGS INC. and BOEING SATELLITE SYSTEMS                             Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY 4                  Contract L0634

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     installments over the fifteen (15) year Orbital Design Life of XM-3. Earning and payment of such rolled-over Incentive Amounts shall be in accordance with Article 12.3, and provided XM-3 is performing at the Target EIRP Levels per Station set forth in Attachment 1 hereto, together with interest on such Incentive Amounts calculated in accordance with Article 12.6(b) and as illustrated in Exhibit G-2 Revision E (with the actual amount to be rolled over to be determined on [***] under the criteria described herein)."

     (c) The Price of XM-3 shall be increased by [***] and the Statement of Work shall be adjusted to incorporate Contractor construction and installation of the Optimized Antennas (in lieu of the Baseline Antennas currently installed); the Optimized Antennas shall have the same technical performance and configuration as the antennas originally installed on XM Roll (XM-1 located at 85o West); the payment schedule for this [***] shall be as follows: [***] within [***] of the Effective Date of this Amendment; [***]; [***]; [***]; and [***]. Customer shall pay Contractor in full each payment set forth above within [***] after delivery, in accordance with the procedures and upon satisfaction of the conditions set forth in Article 5.1 (Requests for Payment and Invoices), of a Request for Payment, accompanied by a certificate in the form of Annex 1 to Attachment A hereto, by wire transfer to Contractor's bank account specified in Article 5.2.

     (d) The price of XM-3 shall be increased by [***] in consideration for Contractor commitments under this Amendment, including [***] payment of this [***] shall be made at [***]. Customer shall pay Contractor the payment set forth above within [***] after delivery, in accordance with the procedures and upon satisfaction of the conditions set forth in Article 5.1 (Requests for Payment and Invoices), of a Request for Payment, accompanied by a certificate in the form of Annex 1 to Attachment A hereto, by wire transfer to Contractor's bank account specified in Article 5.2.

     (e) Item 5 of Table 4.1 is hereby amended to reflect the price adjustments agreed to in paragraphs 2(b), 2(c), 5(a), 5(c) and 5(d), herein. Accordingly, the Contract Price set forth in Article 4.1 is revised to be [***].

     -----------------------------------------------------------------------
      "5   Ground Spare Satellite Completion and Launch Services | $ | [***]
     -----------------------------------------------------------------------

     Note: For clarification purposes, the portion of the Contract Price stated in Item 5 does not include [***], nor does it include the XM-1 and XM-2 rollover Incentive Amounts. For further clarification, Item 1 of Table 4.1 includes the XM-1 and XM-2 Incentives Amounts, including Incentive Amounts to be rolled over to XM-3."

     (f) Article 4.1(c)(4), 4.1(c)(5) and 4.1(c)(6) shall be amended to include the third satellite as follows:

          "(4) Launch Campaigns for the first, second and third Satellites;

XM SATELLITE RADIO INC., XM SATELLITE RADIO          AMENDED & RESTATED MAY 2003
HOLDINGS INC. and BOEING SATELLITE SYSTEMS                             Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY 5                  Contract L0634

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (5)  LEOP for the first, second and third Satellites;
          (6) Mission Support Services for the first, second and third Satellites;"

     Note: for clarification purposes, items 1, 2, 3, 7, 8 and 9 set forth in
     Article 4.1(c) also apply to the third Satellite.

     (g) [***] for XM-3 (or mutually agreed substitutes therefore) are not included in the above pricing and will be treated as added scope to the Contract (and BSSI shall be entitled to an equitable adjustment to price and other affected terms) if it is subsequently determined that such software and services will be required.

     (h) [***] are not included and will be treated as added scope to the Contract (and BSSI shall be entitled to an equitable adjustment to price and other affected terms) if it is subsequently determined that such services will be required.

6. Amendment to Article 12.6(c). Article 12.6(c) shall be deleted in its entirety and is replaced with the following:

"(c) Notwithstanding Article 12.6(b), the cumulative (i.e., total earned and not paid) BSSI principal portion of the XM-1 and XM-2 Quarterly Incentive Payment Amounts earned through [***] in accordance with the provisions of
     Article 12.3 shall be payable on the Deferred Payment Date. Customer shall pay to Contractor interest on earned amounts as set forth in Exhibit G-1 Revision E (calculated at a rate of [***] compounded annually) which shall be payable quarterly in arrears, all commencing with the Initial Handover Date of 15 May 2001 for the first Satellite ("XM-Rock") and, all commencing with the Initial Handover Date of 28 June 2001 for the second Satellite ("XM-Roll") as set forth in Exhibit G-1 Revision E. After [***], Customer shall pay to Contractor interest on the total BSSI principal portion of earned XM-1 and XM-2 Quarterly Incentive Payment Amounts (calculated at a rate of [***] per annum) which shall be payable quarterly in arrears as illustrated in Exhibit G-1 Revision E.

     Prior to [***], the [***] of the Quarterly Incentive Payment Amounts for XM-1 and XM-2 shall be earned by and paid to Contractor in accordance with
     Article 12.3, Article 12.6 and as set forth in Exhibit G-1 Revision E.

     After [***], any remaining unearned XM-1 and XM-2 Incentive Amounts (both [***] and [***] portions) shall roll over and be available to be earned and paid on XM-3 in accordance with Article 12.5."

7. Amendment to Article 12.7. Article 12.7 is deleted in its entirety and replaced with:

     "Article 12.7 Adjustment of Quarterly Incentive Payment Amounts to Reflect Actual Satellite Performance.

XM SATELLITE RADIO INC., XM SATELLITE RADIO          AMENDED & RESTATED MAY 2003
HOLDINGS INC. and BOEING SATELLITE SYSTEMS                             Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY 6                  Contract L0634

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     The Payment Schedules for In-orbit Incentives (also referred to as In-orbit Performance Incentives and Incentive Amounts) set forth in Exhibits G-1 Revision E (for XM-1 and XM-2) and G-2 Revision E (for XM-3) reflect a case where XM-1 and XM-2 earn their In-orbit Incentives through [***] and where XM-3 is in operation by that date and earns its In-orbit Incentives throughout its fifteen (15) year Orbital Design Life. Contractor and Customer agree that the Quarterly Incentive Payment Amounts, including related Quarterly Finance Charges in those Exhibits, shall be adjusted, as appropriate, to reflect the In-Orbit Incentives actually earned by XM-1, XM-2 and XM-3 under the provisions of the Contract, including the Amended and Restated May 2003 Amendment. For example, if XM-1 and XM-2 cease earning In-orbit Incentives prior to [***], the unearned In-orbit Incentive Amounts will not be paid on XM-1 and XM-2 and such amounts not paid will be added to the total In-orbit Incentive "pool" available for earning by XM-3."

8. XM-3 Insurance Matters. Customer shall obtain Launch and in-orbit insurance for XM-3. [***]

9. Amendment of Article 10.1(c). Article 10.1(c) is hereby amended by revising the first part of the first sentence to read as follows: "In the event Contractor fails to Deliver XM-3 on or before the [***] following its Delivery Date specified in Article 7.1 (i.e., [***]) (the "XM-3 Grace Period Expiration Date"), Contractor agrees to pay Customer with respect to such XM-3 Satellite as Liquidated Damages, and not as a penalty, the following amounts for the period beginning on the first Calendar Day following the XM-3 Grace Period Expiration Date and continuing for a period thereafter not to exceed [***] (the "XM-3 Damages Period"):"

10. Amendment to Article 5.6(b). The phrase "proceed to Launch of a Satellite" shall be replaced with "ship the Satellite to the Sea Launch launch processing facility pursuant to Article 8.2(h) hereof" to ensure parity with Article 28(g).

     In addition, the following sentence will be added at the end of Article 5.6(b):

     "Notwithstanding Articles 5.6(b) and 28(g), the Parties acknowledge that certain payments will still be paid subsequent to shipping the Satellite to the launch processing facility (e.g., the payments due on the Deferred Payment Date, rolled over Incentive Amounts, payments for certain services, e.g., LEOP, Mission Support Services)."

11. Amendment to Article 5.1(d). The address specified in Article 5.1(d) shall be amended as follows:

     XM Satellite Radio Inc.
     1500 Eckington Place, NE

XM SATELLITE RADIO INC., XM SATELLITE RADIO          AMENDED & RESTATED MAY 2003
HOLDINGS INC. and BOEING SATELLITE SYSTEMS                             Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY 7                  Contract L0634

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     Washington, DC 20002
     Attention: Michael Morrison, Vice President Terrestrial Network & Business
                Operations
     With a copy to: Derek de Bastos, Vice President, Engineering
                     Joseph M. Titlebaum, Executive Vice President, General Counsel & Secretary

12.  Amendment to Articles 14.4(c), 14.4(e), 14.4(g) and 14.4(h).

     The phrase "delivery date" in the second line of the second paragraph of
     Article 14.4(c) shall be substituted with "Available for Shipment".

     Article 14.4(c) shall be amended to add the following at the end thereof:

     "In the event XM-3 remains in storage after the Deferred Payment Date, Customer shall pay Contractor for such storage costs incurred after the Deferred Payment Date on a quarterly in arrears basis commencing on the Deferred Payment Date."

     The third, fourth and fifth paragraphs of Article 14.4(e) (i.e., those paragraphs added to Article 14.4(e) in the December Amendment) shall be deleted in their entirety.

     The second paragraph (including subparagraphs (i), (ii) and (iii)) of
     Article 14.4(g) (i.e., those paragraphs added to Article 14.4(g) in the December Amendment) shall be deleted in its entirety and shall be replaced with the following:

     "Notwithstanding the foregoing, in the event the Ground Spare Satellite has been in such storage for [***] following the later of the Available for Shipment Date or the date the Ground Spare Satellite actually becomes Available for Shipment, as the case may be, or Customer decides prior to the end of such [***] period not to Launch such Satellite, the following shall apply:

     (i) Contractor shall be entitled to receive, within [***] after the earlier of receipt of de-storage notification from Customer or the end of the [***], all payments due and owing and not otherwise paid to Contractor pursuant to paragraph (e) above, including any unearned XM-1 and XM-2 roll over Incentive Amounts, and storage costs that may have been incurred subsequent to the Deferred Payment Date pursuant to Article 14.4(c), with the exception of (i) [***] pursuant to Article 5.8 (Payment and Deferred Financing for the Ground Spare Satellite), (ii) the cumulative BSSI principal portion of the Quarterly Incentive Payment Amounts pursuant to
     Article 12.6(c), and (iii) the storage costs deferred pursuant to Article 14.4(c), all of which are payable on the Deferred Payment Date, and less all costs not incurred with respect to the Launch Campaign, LEOP, In-Orbit Testing, and MSS for XM-3; and

XM SATELLITE RADIO INC., XM SATELLITE RADIO          AMENDED & RESTATED MAY 2003
HOLDINGS INC. and BOEING SATELLITE SYSTEMS                             Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY 8                  Contract L0634

     (ii)Contractor shall promptly Deliver such Satellite, at Customer's expense, to a storage location specified by Customer in the State of Florida or the State of Delaware, or in such other location as may be mutually agreed upon by the Parties. Customer's expenses shall include any applicable state sales tax for such storage.

     (iii) Title to the Ground Spare Satellite shall pass to Customer on the later of such time that Customer has (x) paid to Contractor the payments identified in 14.4(g)(i) above, including the payments due on the Deferred Payment Date, and (y) paid all amounts owing to BCSC in accordance with the Customer Credit Agreement."

     The reference to "Article 8.6" in the second paragraph of Article 14.4(h) shall be replaced with "Article 8.5(b)(2)".

13. Amendment to Article 32.3(c). The phrase "and Launch Vehicle" is inserted after the phrase "Ground Spare Satellite".

14.  Amendment to Article 34.7 (Notices). The point of contact references in
     Article 34.7 shall be amended as follows:

     Customer:     Attention: Joseph M. Titlebaum
                              Executive Vice President, General Counsel
                                 & Secretary
                              1500 Eckington Place, N.E.
                              Washington, DC 20002

     Contractor:   Attention: Lisa Dull
                              Director, Commercial/International Business
                              Bldg W-S12, M/S W341

15. Amendment of Exhibits B, G-1, G-2, and Attachment B. Exhibits B Revision B, G-1 Revision D and G-2 Revision D (and any related amendments to such Exhibits prior to this Amended and Restated May 2003 Amendment) of the Contract shall be amended and restated and superseded in their entirety by the new exhibits attached hereto, namely Exhibit B Revision C, Exhibit G-1 Revision E and Exhibit G-2 Revision E. No later than seven (7) days following the execution of this Amended and Restated May 2003 Amendment, the Parties shall update and finalize Attachment B (Key Personnel) which shall fully conform to the provisions of this Amended and Restated May 2003 Amendment.

16. Amendment to Article 5.7(c). Article 5.7(c) shall be amended by adding new subparagraph (5) as follows:

XM SATELLITE RADIO INC., XM SATELLITE RADIO          AMENDED & RESTATED MAY 2003
HOLDINGS INC. and BOEING SATELLITE SYSTEMS                             Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY 9                  Contract L0634

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

     "(5) with respect to the Launch Vehicle assigned to XM-3, Contractor's security interest therein shall be released and terminated upon Contractor's receipt of all payments for said Launch Vehicle, [***]."

17. Amendment to Article 8.6. Article 8.6 is deleted in its entirety and replaced with

     "RESERVED."

18. Entire Agreement; Counterparts. There is no modification to the Contract except as expressly set forth in this Amended and Restated May 2003 Amendment and all terms, provisions and conditions of the Contract shall be in full force and effect, provided that any provisions in the Contract that are inconsistent with this Amended and Restated May 2003 Amendment shall be construed to be consistent with this Amended and Restated May 2003 Amendment. This Amended and Restated May 2003 Amendment may be executed in one or more counterparts, which together shall constitute a fully executed agreement.

XM SATELLITE RADIO INC., XM SATELLITE RADIO          AMENDED & RESTATED MAY 2003
HOLDINGS INC. and BOEING SATELLITE SYSTEMS                             Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY 10                 Contract L0634

IN WITNESS WHEREOF, the Parties hereto have executed this Amended and Restated May 2003 Amendment to the Satellite Purchase Contract No. L0634, effective as of the date first written above (the "Effective Date").

BOEING SATELLITE SYSTEMS              XM SATELLITE RADIO INC.
INTERNATIONAL, INC.


BY:                                   BY:
    -------------------------------       --------------------------------
Name: Lisa Dull                       Name:
                                            ------------------------------
Title: Director, Comm/Intl Business   Title:
                                             -----------------------------
Date:                                 Date:
      -----------------------------         ------------------------------


                                      XM SATELLITE RADIO HOLDINGS INC.


BY:                                   BY:
    -------------------------------       --------------------------------
Name: Charles Toups                   Name:
                                            ------------------------------
Title: Vice President, Programs       Title:
                                             -----------------------------
Date:                                 Date:
      -----------------------------         ------------------------------

XM SATELLITE RADIO INC., XM SATELLITE RADIO          AMENDED & RESTATED MAY 2003
HOLDINGS INC. and BOEING SATELLITE SYSTEMS                             Amendment
INTERNATIONAL, INC. CONFIDENTIAL & PROPRIETARY 11                 Contract L0634

[LOGO] XM Satellite Radio Inc.

                             XM Satellite Radio Inc.

================================================================================

                                 Exhibit B rev C

--------------------------------------------------------------------------------

Statement of Work

     Last Saved: June 12, 2003

Document Number: XM-TBD-00002

                           DOCUMENT RELEASE APPROVALS

Approved by                                            Date

Derek de Bastos
Vice President, Engineering
XM Satellite Radio Inc.

Approved by                                            Date

Terry Lamb
Program Manager: XM Spacecraft

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Revision Log

This log identifies those portions of this document that have been revised since the original issue and the date of each revision.

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
----------------------------------------------------------------------------------------------------------------------------
               Authorizing
  Rev           Document                   Summary of Changes to Previous Version            Date              Approval
----------------------------------------------------------------------------------------------------------------------------
   -                             Contract Version                                           3/13/1998
----------------------------------------------------------------------------------------------------------------------------
   A                             Change AMRC to XM Satellite Radio Inc.                       7/14/99

                                 Change signature approval block

                                 Change Document number
----------------------------------------------------------------------------------------------------------------------------

   B                             Change to incorporate completion of ground spare            01/15/01

                                 Change to incorporate ground de-scope deleting hardware

                                 Change to reflect XM choice to have Telesat's operate of the satellites

                                 Change to incorporate approved CCN 020 for Dynamic
                                 Spacecraft Simulator (DSS)

                                 Change signature block on cover page
----------------------------------------------------------------------------------------------------------------------------

   C                             Change signature block on cover page                        06/12/03

                                 Change to reflect completion and delivery of XM 3 in
                                 orbit

                                 Update Tables  to reflect completion and delivery of
                                 XM 3 in orbit

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Table of Contents

Revision Log........................................................................2

Table of Contents...................................................................3

Table of Figures...................................................................11

Table of Tables....................................................................11

1  PURPOSE AND SCOPE...............................................................12

   1.1  DOCUMENT ORGANIZATION......................................................12

   1.2  DEFINITION OF WORK TO BE PERFORMED.........................................12

   1.3  APPLICABLE DOCUMENTS.......................................................13

2  EQUIPMENT, DATA, AND SERVICES...................................................14

   2.1  DELIVERABLE EQUIPMENT......................................................14

      2.1.1   FLIGHT SPACECRAFT....................................................14

      2.1.2   [****]:..............................................................14

      2.1.3   [****]...............................................................14

      2.1.4   SATELLITE CONTROL SOFTWARE [****]....................................15

      2.1.5   DELIVERY SCHEDULE....................................................15

   2.2  TEST AND HANDLING EQUIPMENT................................................15

   2.3  SHIPPING AND STORAGE CONTAINERS............................................16

   2.4  DATA.......................................................................16

   2.5  SERVICES...................................................................16

XM PROPRIETARY                   EXHIBIT B REV B                         3 of 73

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requested with respect to the omitted portions.

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
      2.5.1    LAUNCH SERVICES.....................................................16

         2.5.1.1    Launch Operations Planning And Coordination....................17

         2.5.1.2    Launch Support Documentation...................................17

         2.5.1.3    Launch Site Operation Plan.....................................17

         2.5.1.4    Launch Site Operations.........................................17

         2.5.1.5    XM Launch Participation........................................18

      2.5.2    [****]..............................................................18

      2.5.3    COMPATIBILITY WITH THE [****].......................................18

      2.5.4    LEOP MISSION SERVICES...............................................18

      2.5.5    TRAINING............................................................18

      2.5.6    RESERVED............................................................19

      2.5.7    LAUNCH AND IN-ORBIT INSURANCE.......................................19

      2.5.8    MISSION SUPPORT SERVICES............................................19

   2.6  DELIVERABLE DATA AND DOCUMENTATION.........................................19

   2.7  VISIBILITY OF FAILURES/PROBLEMS ON OTHER PROGRAMS..........................20

3  QUALIFICATION, REVIEWS, AND ANALYSES............................................21

   3.1  EQUIPMENT QUALIFICATION....................................................21

   3.2  DESIGN REVIEWS.............................................................21

      3.2.1    SPACECRAFT PRELIMINARY DESIGN REVIEW (SPDR).........................21

      3.2.2    SPACECRAFT CRITICAL DESIGN REVIEW (SCDR)............................22

      3.2.3    CONDUCT OF DESIGN REVIEWS...........................................23

XM PROPRIETARY                   EXHIBIT B REV B                         4 of 73

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requested with respect to the omitted portions.

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
         3.2.3.1    Design review board............................................23

         3.2.3.2    Design Review Notification.....................................24

         3.2.3.3    Data package...................................................24

         3.2.3.4    Presentation materials.........................................24

         3.2.3.5    Minutes........................................................24

         3.2.3.6    Notification of Review Completion..............................24

      3.2.4    DESIGN REVIEWS BY SUBCONTRACTORS....................................25

   3.3  OTHER REVIEWS..............................................................25

      3.3.1    UNIT ACCEPTANCE REVIEWS.............................................25

      3.3.2    SYSTEM TEST REVIEWS.................................................25

      3.3.3    SHIPMENT READINESS REVIEW (SRR).....................................26

      3.3.4    FLIGHT READINESS REVIEWS (FRR)/LAUNCH READINESS REVIEW (LRR)........26

      3.3.5    IN-ORBIT ACCEPTANCE TEST REVIEW (IOTR)..............................26

      3.3.6    MRR, TRR, AND TRB PARTICIPATION.....................................27

   3.4  ANALYSES...................................................................27

      3.4.1    GENERAL DESIGN AND PERFORMANCE ANALYSES REQUIREMENTS................27

      3.4.2    [****] ANALYSIS.....................................................28

      3.4.3    [****] ANALYSIS.....................................................28

      3.4.4    [****] ANALYSIS.....................................................28

      3.4.5    [****] ANALYSIS.....................................................28

      3.4.6    [****] ANALYSIS.....................................................28

XM PROPRIETARY                   EXHIBIT B REV B                         5 of 73

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requested with respect to the omitted portions.

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
      3.4.7    [****] ANALYSIS.....................................................28

      3.4.8    [****] ANALYSIS.....................................................29

      3.4.9    [****] ANALYSIS.....................................................29

      3.4.10   [****] PERFORMANCE..................................................29

      3.4.11   [****] ANALYSES.....................................................29

      3.4.12   [****] ANALYSIS.....................................................29

      3.4.13   [****] ANALYSES.....................................................29

      3.4.14   [****] ANALYSIS.....................................................30

      3.4.15   [****] ANALYSES.....................................................30

      3.4.16   [****] ANALYSIS.....................................................30

      3.4.17   [****] ANALYSIS.....................................................30

4  PROGRAM MANAGEMENT REQUIREMENTS.................................................31

   4.1  CONTRACTOR MANAGEMENT ORGANIZATION.........................................31

   4.2  PROGRAM CONTROL............................................................31

   4.3  CONFIGURATION CONTROL......................................................31

   4.4  XM MANAGEMENT ORGANIZATION.................................................31

   4.5  XM/CONTRACTOR RELATIONS....................................................32

   4.6  MEETINGS...................................................................33

      4.6.1    CONTRACT KICKOFF MEETING............................................33

      4.6.2    INTERIM AND QUARTERLY PROGRESS MEETINGS.............................34

      4.6.3    SENIOR MANAGEMENT MEETINGS..........................................34

XM PROPRIETARY                   EXHIBIT B REV B                         6 of 73

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requested with respect to the omitted portions.

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
      4.6.4    REVIEW MEETINGS.....................................................34

   4.7  PROGRAM SCHEDULE NETWORKS..................................................35

   4.8  PROGRAM MILESTONE PAYMENT STATUS...........................................35

      4.8.1    SUBMITTED INVOICES..................................................35

      4.8.2    ANTICIPATED INVOICE SUBMITTALS......................................36

      4.8.3    MILESTONE PAYMENT STATUS GRAPHS.....................................36

      4.8.4    AUDITOR'S CERTIFICATION.............................................36

   4.9  MANAGEMENT OF CONTRACT CHANGES.............................................36

      4.9.1    PRELIMINARY CHANGE ASSESSMENT.......................................37

      4.9.2    CONTRACT CHANGE NOTICE (CCN)........................................37

      4.9.3    REVIEW AND APPROVAL OF CONTRACT CHANGE NOTICE.......................38

      4.9.4    WAIVERS AND DEVIATIONS..............................................38

      4.9.5    REVIEW AND APPROVAL OF AN RDW.......................................39

5  PRODUCT ASSURANCE REQUIREMENTS..................................................40

6  INFORMATION.....................................................................41

   6.1  ACCESS TO INFORMATION......................................................41

   6.2  RELEASE OF Command Radio Frequency and AdDress Code INFORMATION............41

7  TRAINING AND OPERATION SUPPORT SERVICES.........................................42

   7.1  VERIFICATION OF [****].....................................................42

   7.2  TRAINING OF XM OPERATIONS PERSONNEL........................................42

   7.3  RESERVED...................................................................42

XM PROPRIETARY                   EXHIBIT B REV B                         7 of 73

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
8  DATA AND DOCUMENTATION REQUIREMENTS.............................................43

   8.1  LANGUAGE...................................................................43

   8.2  UNITS AND DIMENSIONS.......................................................43

   8.3  NOMENCLATURE, ACRONYMS AND ABBREVIATIONS...................................43

   8.4  DOCUMENT REFERENCE/IDENTIFICATION SYSTEM...................................44

   8.5  CDRL ITEM DESCRIPTIONS.....................................................44

      8.5.1    SPACECRAFT DELIVERY PLAN............................................44

      8.5.2    QUARTERLY PROGRAM PROGRESS REPORTS..................................44

      8.5.3    DESIGN REVIEW PACKAGE...............................................46

         8.5.3.1    Spacecraft preliminary design review data package..............46

         8.5.3.2    Critical design review data package............................47

      8.5.4    SPACECRAFT VALIDATION PLAN..........................................48

      8.5.5    OTHER TEST PLANS....................................................48

      8.5.6    SPACECRAFT STORAGE PLAN.............................................48

      8.5.7    SPACECRAFT SYSTEMS SUMMARY..........................................49

      8.5.8    [****]..............................................................49

      8.5.9    SPACECRAFT ASSEMBLY DRAWINGS AND CIRCUIT DIAGRAMS...................49

      8.5.10   FLIGHT SOFTWARE/FIRMWARE DOCUMENTATION..............................50

      8.5.11   [****]..............................................................50

         8.5.11.1   [****] contents................................................50

         8.5.11.2   [****] contents................................................50

XM PROPRIETARY                   EXHIBIT B REV B                         8 of 73

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
         8.5.11.3   Submission requirements........................................50

      8.5.12   SPACECRAFT OPERATIONS HANDBOOK......................................51

         8.5.12.1   [****].........................................................51

         8.5.12.2   [****].........................................................51

         8.5.12.3   [****].........................................................51

         8.5.12.4   [****].........................................................51

         8.5.12.5   [****].........................................................51

      8.5.13   [****]..............................................................52

         8.5.13.1   [****].........................................................52

         8.5.13.2   [****].........................................................52

         8.5.13.3   Data Documentation and Delivery................................52

      8.5.14   ANALYSIS............................................................52

   8.6  DETAILED CDRL..............................................................53

      8.6.1    SUBMISSION CRITERIA DEFINITIONS:....................................53

         8.6.1.1    Approval.......................................................53

         8.6.1.2    Review.........................................................53

         8.6.1.3    Information....................................................53

APPENDIX 1 TO EXHIBIT B............................................................54

1  [****]..........................................................................55

2  DESIGN REVIEWS..................................................................56

3  TEST REQUIREMENTS...............................................................57
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XM PROPRIETARY                   EXHIBIT B REV B                         9 of 73

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
4  DOCUMENTATION...................................................................58

5  TRAINING........................................................................59

6  WARRANTY........................................................................60

APPENDIX 2 TO EXHIBIT B............................................................61

1  COMMUNICATIONS PAYLOAD SIMULATOR INTRODUCTION...................................62

2  GENERAL DESCRIPTION.............................................................63

3  CONSTRUCTION....................................................................64

4  SYSTEM VERIFICATION.............................................................65

5  WARRANTY........................................................................66

APPENDIX 3 TO EXHIBIT B............................................................67

1  SCOPE...........................................................................68

2  DELIVERABLE EQUIPMENT, SOFTWARE, and SERVICES...................................69

   2.1  Satellite Control Software AND GROUND ENCRYPTORS...........................69

   2.2  ALIGNMENT OF PRIMARY AND BACKUP FACILITIES.................................70

   2.3  Test Equipment and Tools...................................................70

   2.4  RESERVED...................................................................70

   2.5  Product Assurance Management...............................................70

   2.6  Test Program...............................................................70

   2.7  Customer furnished equipment and services..................................71

3  SCHEDULE........................................................................72

4  WARRANTY........................................................................73

XM PROPRIETARY                   EXHIBIT B REV B                        10 of 73

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Rider B

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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   Table of Figures
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
         Figure 1: [****]..........................................................62

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   Table of Tables

         Table 1: Meetings Conducted or Participated in by Contractor..............33

         Table 2 [****]......................................................Attached

         Table 3: Satellite Control Software.................................Attached

         Table 4: [****].....................................................Attached

XM PROPRIETARY                   EXHIBIT B REV B                        11 of 73

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1    PURPOSE AND SCOPE
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1.1  DOCUMENT ORGANIZATION

          This Exhibit provides the Statement of Work (SOW) for the XM Spacecraft Contract. Sections 8.5 and 8.6 give the contract data and documentation requirements. Appendices 1, 2, and 3 describe various additional work which will be performed under this Contract.

1.2  DEFINITION OF WORK TO BE PERFORMED

          This Exhibit defines the work to be performed by the Contractor for the XM DARS Spacecraft program. This work includes deliverable equipment, hardware, services and documents. The Contractor shall complete this work in accordance with the Terms and Conditions of the Contract and the requirements specified herein.

          The Contractor shall be fully responsible for all tasks unless other wise stated. These tasks shall include the design, development, fabrication, and testing of two flight spacecraft. These spacecraft shall be designed, fabricated, and tested in accordance with the requirements given in Contract Exhibits A, C, D and E. The Contractor shall provide delivery of two spacecraft in-orbit, including transportation to the launch site, launch vehicle services (when launch vehicles are assigned to the program), launch support, Launch and Early Operations phase (LEOP) maneuvers and deployments, in-orbit test services, training on the operation of the satellites, , and mission support services for the life of the satellites.

          The Contractor shall also procure long-lead items for a third spacecraft, and complete the third spacecraft and deliver it to storage as a ground spare, or launch it to replace a failed spacecraft.

          The Contractor shall provide documentation and data delivered in accordance with the Contract Data Requirements List (CDRL) given in section 8.6 DETAILED CDRL.

XM PROPRIETARY                   EXHIBIT B REV B                        12 of 73

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          The Contractor shall design, manufacture, test, and deliver one
          Dynamic Spacecraft Simulator per Appendix 1 to this Exhibit.

          The Contractor shall design, manufacture, test and deliver one Communication Payload Simulator per Appendix 2 this Exhibit.

          The Contractor shall deliver, install and test of Spacecraft Control Software to the primary and back-up spacecraft control facilities and Ground Encryptors to the Customer's back-up spacecraft control facility per Appendix 3 to this Exhibit.

1.3  APPLICABLE DOCUMENTS

          The following documents shall be applicable to this Statement of Work:

          1.   Contract Instrument: Terms and Conditions of the Contract.

          2.   Exhibit A: Spacecraft Performance Specifications

          3.   Exhibit C: Product Assurance Plan

          4.   Exhibit D: Test Plan Requirements

          5.   Exhibit E: Radiation Environment

          6.   Exhibit F: Long Lead Items

          7.   Exhibit G: Payment Plan and Termination Liability Amounts

          8.   Launch vehicle Users manuals and Launch site safety rules

          9.   ITU Regulation and reference documents

XM PROPRIETARY                   EXHIBIT B REV B                        13 of 73

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requested with respect to the omitted portions.

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2    EQUIPMENT, DATA, AND SERVICES
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          The Contractor shall provide spacecraft equipment, related services, and data and documentation as specified in this section.

2.1  DELIVERABLE EQUIPMENT

2.1.1 FLIGHT SPACECRAFT

          The Contractor shall deliver three (3) flight Spacecraft meeting the performance requirements defined in Exhibit A, Spacecraft Performance Specifications. The Spacecraft shall be designed, manufactured, and in-plant tested. Two of the Spacecraft, [****] shall be launched, in-orbit tested, and delivered to their respective Specified Orbital Positions, fully operational as defined in the Contract. The third Spacecraft shall be launched to an orbital slot +/-10 DEG. from 85 DEG. West orbital slot*.

          * XM 3 orbital location to be modified upon agreement to scope of collocation effort.

2.1.2 [****]:

          The Contractor shall deliver to the Customer's Primary Satellite Control Center at XM's satellite operator's, Telesat Canada (hereinafter referred to as "Telesat") facilities in Gloucester, Canada a Dynamic Spacecraft Simulator in accordance with Appendix 1, which shall provide software simulation of the spacecraft operating in geostationary orbit.

2.1.3 [****]

          The Contractor shall deliver to XM headquarters a Communications Payload Simulator in accordance with Appendix 2, which shall provide simulation of the communications channel performance.

XM PROPRIETARY                   EXHIBIT B REV B                        14 of 73

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with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.1.4 SATELLITE CONTROL SOFTWARE [****]

          The Contractor shall deliver Satellite Control Software to the Customer's Primary Satellite Conrol Center facilitiy at Telesat and Backup Satellite Control Center at XM's Headquarters in accordance with Appendix 3. Each set of equipment shall provide for control of both XM satellites.

2.1.5 DELIVERY SCHEDULE

          The delivery schedule shall be as follows:

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                    Item                                                Delivery
-----------------------------------------------   ---------------------------------------------------
[****]:                                           In accordance with the Contract Terms & Conditions
-----------------------------------------------   ---------------------------------------------------
[****]:                                           In accordance with the Contract Terms & Conditions
-----------------------------------------------   ---------------------------------------------------
Spare satellite (Option):                         In accordance with the Contract Terms & Conditions
-----------------------------------------------   ---------------------------------------------------
Dynamic Spacecraft Simulator:                     In accordance with the Contract Terms & Conditions
-----------------------------------------------   ---------------------------------------------------
Communications Payload Simulator:                 In accordance with the Contract Terms & Conditions
-----------------------------------------------   ---------------------------------------------------
Satellite Control Software [***]                  In accordance with the Contract Terms & Conditions
-----------------------------------------------   ---------------------------------------------------
[***]                                             In accordance with the Contract Terms & Conditions
-----------------------------------------------   ---------------------------------------------------

2.2  TEST AND HANDLING EQUIPMENT

          The Contractor shall provide for, in a timely manner, the necessary mechanical and electrical ground support equipment required for the assembly, handling and transportation, test, and launch. Test and handling equipment to be provided by the Contractor for the performance of work under the Contract is not deliverable.

XM PROPRIETARY                   EXHIBIT B REV B                        15 of 73

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2.3  SHIPPING AND STORAGE CONTAINERS

          The Contractor shall make available, as necessary, shipping containers, which shall protect the spacecraft from damage during transportation. The Contractor shall make available, if necessary, storage containers which shall protect the spacecraft from damage during storage. Such shipping and storage containers shall remain the property of the Contractor.

2.4  DATA

          Documentation and data shall be delivered in accordance with the Contract Data Requirements List (CDRL) given in section 8.5 and 8.6 herein.

2.5  SERVICES

2.5.1 LAUNCH SERVICES

          The Contractor shall acquire the designated launch vehicles and services that are fully compatible for the first three (3) spacecraft ordered that meet all of the requirements of the Contract. These launch services shall include launch site operations planning and processing, planning, flight operations up to and including spacecraft separation from the Launch Vehicle and post flight operations. The Contractor shall transport these three (3) Spacecraft to the Designated Launch Site, and the transportation shall include loading, offloading, the use of suitable shipping containers, and transit insurance.

          The Contractor will contract directly with the Designated Launch Agency for Launch Support Services and will coordinate all matters relating to launch operations. XM shall be notified of and have access to all technical discussions and meetings with the Designated Launch Agency.

          The Contractor shall provide the services required for the launch of three (3) spacecraft throughout the program.

XM PROPRIETARY                   EXHIBIT B REV B                        16 of 73

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2.5.1.1 Launch Operations Planning And Coordination

          The Contractor shall provide technical support to all Designated Launch Agency coordination meetings as scheduled by the Designated Launch Agency, including all necessary supporting documentation and analyses, and attendance of qualified personnel at all meetings.

          Launch operations include launch site (range) operations, Launch Vehicle integration and flight operations.

2.5.1.2 Launch Support Documentation

          The Contractor shall provide all documentation required by the Designated Launch Agency to support launch site operations, flight operations, and safety certification, in accordance with the schedules specified by the Designated Launch Agency. The Contractor shall provide XM with copies of all technical documentation submitted to the Designated Launch Agency and provide copies of the technical documentation issued by the Designated Launch Agency

2.5.1.3 Launch Site Operation Plan

          The Contractor shall provide a Launch Site Operations Plan detailing all activities required at the Designated Launch Site, a test procedure summary, and schedule. The launch site operations plan shall also provide a launch team organization/management chart that defines interfaces and responsibilities. This plan may include the facilities requirements summary.

2.5.1.4 Launch Site Operations

          The Contractor shall provide at the Designated Launch Site, the necessary personnel, support equipment and supplies, e.g., propellants and spares, to assemble and check out the flight Spacecraft and establish its readiness for launch.

          The Contractor shall also provide transportation for all Contractor personnel and equipment to and from the Designated Launch Site, and accommodation and living expenses for the duration of the launch site operations

XM PROPRIETARY                   EXHIBIT B REV B                        17 of 73

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          The Contractor shall provide the level of support required to perform integration operations in accordance with the standard Launch Vehicle activity schedule including multi-shift operations as required.

2.5.1.5 XM Launch Participation

          XM engineers may participate in the launch campaign and the Contractor shall make arrangements with the Designated Launch Agency for separate office accommodations and support for at least five (5) XM personnel.

          The Contractor shall arrange with the Designated Launch Agency for VIPs to attend the launch subject to the limitations of the Designated Launch Agency.

2.5.2 [****]

          The Contractor shall contract for the provision of [****] as needed to support the launch. The Contractor shall demonstrate the compatibility of the spacecraft design with this [****].

2.5.3 [****]

          The Contractor shall specify, with input from XM, the [****]

2.5.4 LEOP MISSION SERVICES

          The Contractor shall perform the Launch and Early Operations phase
          (LEOP) maneuvers, deployment of each satellite at its operating orbit location, and the in-orbit acceptance test (IOT). [****]

          The Contractor shall provide a qualified team and facilities for the conduct of LEOP services.

2.5.5 TRAINING

          The Contractor shall verify the [****] provide XM and Telesat with training for operation of the XM satellites in geosynchronous orbit. The Contractor shall be responsible for all the necessary training activities and related operating procedures.

XM PROPRIETARY                   EXHIBIT B REV B                        18 of 73

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requested with respect to the omitted portions.

          Training shall be provided for operations staff including engineers and controllers, and shall cover all systems, documentation, and procedures. Training shall include Operational Qualification of engineers and controllers to perform daily operations and anomaly investigation.

2.5.6 RESERVED

2.5.7 LAUNCH AND IN-ORBIT INSURANCE

          All the necessary launch and in-orbit insurance services shall be procured by XM and shall cover Contractor's operation of the satellites. The scope of the Contractor effort in this regard shall be limited to providing the insurance agency with the support documentation required by the insurer, if any, and support for meetings with the insurers.

2.5.8 MISSION SUPPORT SERVICES

          Beginning with Handover of each XM spacecraft, respectively, and continuing for a period of at least 15 years, the Contractor shall provide on-call support to answer questions from XM's satellite operator, Telesat Canada, regarding the performance of any of the XM spacecraft, providing that these questions do not require extensive analysis. The Customer through its satellite operator, Telesat shall provide [****] for the Contractor to respond to these questions. If responding to the Customer's or Telesat's questions would require extensive analysis, the Contractor shall provide an estimate of the extent of effort required, and the Customer shall either agree to pay for this additional analysis or shall withdraw the question.

2.6  DELIVERABLE DATA AND DOCUMENTATION

          XM shall have access as needed to all non-financial data, documentation, and information related to the Contract that is generated under this Contract by the Contractor and Subcontractors consistent with U.S. Government regulations. Certain specific items of information shall be produced and formally submitted to XM or to

XM PROPRIETARY                   EXHIBIT B REV B                        19 of 73

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          Telesat by the Contractor as specified in the CDRL and data item descriptions given in Section 8.5 and 8.6 herein.

2.7  VISIBILITY OF FAILURES/PROBLEMS ON OTHER PROGRAMS

          The Contractor shall provide XM with immediate and full visibility of all technical/programmatic aspects of failures and problems occurring at component (piece part), unit, subsystem, or system level on other programs, on ground or in orbit, that are relevant to the XM spacecraft, and of associated corrective actions. XM shall keep such information strictly confidential. The identities of other Customer programs do not need to be revealed to XM, either directly or by inference, except with the express permission of the respective Customers.

XM PROPRIETARY                   EXHIBIT B REV B                        20 of 73

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3    QUALIFICATION, REVIEWS, AND ANALYSES
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3.1  EQUIPMENT QUALIFICATION

          Prior to spacecraft delivery for launch, all flight equipment shall be fully qualified for all space flight environments to which it will be subjected as defined in Exhibits D and E.

3.2  DESIGN REVIEWS

          Preliminary Design Reviews (PDRs) and Critical Design Reviews (CDRs) shall be conducted at the spacecraft system level. Each design review shall be comprehensive, critical audit of the design. The design review program shall not only encompass a thorough review of new hardware designs and modified designs, but shall also take into account those existing qualified designs that will result in the achievement of the XM performance and environmental requirements.

          Without relieving the Contractor of its responsibilities for efforts under the Contract, the XM Project Manager will co-chair system level design reviews. The Contractor shall provide the logistics for these reviews, shall make the review presentations, and shall provide required documentation as described within the CDRL.

          The Contractor shall compile and maintain a uniform program listing of all action items. The status of these action items shall be tracked through closure.

3.2.1 SPACECRAFT PRELIMINARY DESIGN REVIEW (SPDR)

          The purpose of the SPDR is to allow XM and the Contractor to confirm the baseline concept, configuration, specifications, and preliminary design of spacecraft system. The design review package shall be submitted in accordance with the CDRL. XM shall have the right to approve the review including completion of the review, review meeting minutes, and Major Action Item responses.

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          The SPDR shall comprise a comprehensive review of the requirements for the spacecraft and their flowdown to the major subsystems, particularly the communications payload. Also to be covered, shall be the identification of new items to be developed or items to be modified in order to meet requirements of the Contract. A comparison of specified and expected performance for the communications payload (repeater and antennas) shall be reviewed. An analysis of [****] shall be presented. A [****] shall be reviewed.

          The Contractor shall review and present the requirements on the spacecraft control equipment (ground segment hardware and software) and shall describe the operations concept.

3.2.2 SPACECRAFT CRITICAL DESIGN REVIEW (SCDR)

          The purpose of the SCDR is to allow XM and the Contractor to confirm the adequacy of the spacecraft system design, system performance, and system test plans. XM shall have the right to approve the review including completion of the review, review meeting minutes, and Major Action Item responses.

          The SCDR shall comprise a comprehensive review of all new designs, and any major modified existing design. The spacecraft performance shall be reviewed to verify compliance with contractual design and performance requirements. Compliance data for existing designs presented at the SPDR shall not need to be presented at this review. Compliance shall include a presentation of predicted and measured performance compared to contractual requirements. [****] shall be documented.

          A preliminary version of the Mission Sequence of Events shall be presented at the review.

          Changes since SPDR and recommendations from product line problem review teams (if any) related to XM as well as the status of their implementation on XM spacecraft shall be presented.

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3.2.3 CONDUCT OF DESIGN REVIEWS

3.2.3.1 Design review board

          A qualified Contractor Program Systems Engineering Manager shall, along with the XM Program Manager, co-chair the Design Review Board. Board members designated by the two co-chairmen shall include representatives of Program Management, Systems Engineering, responsible engineering activities, Manufacturing, Product Assurance, XM representatives, and other technical specialists as required to provide a comprehensive appraisal of the spacecraft design. However, XM may elect not to provide representatives to the Design Review Boards.

          The Board shall make recommendations and ask questions. In addition, XM may submit recommendations and questions.

          When a review is scheduled, copies of the design review package shall be sent to each member of the review team who shall be responsible for:

          Studying the data package carefully prior to the design review meeting.

          Notifying the responsible engineer of major discrepancies or oversights discovered prior to the meeting.

          Attending the meeting fully prepared to discuss the assigned areas of responsibility.

          If required, submitting written recommendations for improving the design.

          All recommendations and questions shall be evaluated by the Contractor, and responses to all recommendations and questions submitted shall be provided. Responsibility for action items shall be assigned and a schedule for completion of such items shall be included in the design review report.

          Recommendations shall be converted into action items jointly by XM and the Contractor.

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3.2.3.2 Design Review Notification

          Transmittal of data packages, including a detailed agenda, to XM and to the Design Review Board members shall constitute design review notification. The data packages and agenda shall be received at XM (ASPO and Headquarters), to Telesat for the ground segment, at least 10 full working days in advance of the scheduled review meeting.

3.2.3.3 Data package

          Data packages shall be prepared to support the design review presentations. The packages for the SPDR and the SCDR shall be structured to be stand-alone packages. However, detailed material (e.g., analyses provided as appendices) provided at the SPDR which has not changed at the SCDR need not be resubmitted. Detailed content shall comply with the requirements given the CDRL descriptions for SPDR and SCDR.

3.2.3.4 Presentation materials

          Presentation materials used in the design reviews shall be distributed to the participants immediately before the start of each review. Presentation materials shall use updated data as applicable, but differences between the presentation and data packages shall be noted.

3.2.3.5 Minutes

          Minutes shall include a list of attendees, Major Action items and other action items with and closure dates and assignments. Minutes shall be distributed to XM and all attendees within 5 working days after the meeting.

3.2.3.6 Notification of Review Completion

          A written response to design review recommendations and action items approved by the Design Review Chairman and the Program Manager shall constitute design review closeout. Each design review report shall be signed by the Design Review Board Co-Chairpersons and the Contractor Program Manager to signify concurrence

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          with Major Action Items. Action items that affect performance or testing of the hardware shall be closed out prior to the start of protoflight testing.

3.2.4 DESIGN REVIEWS BY SUBCONTRACTORS

          XM shall be invited to attend subcontractor design reviews for subcontracted equipment of a new and/or modified design. These subcontractor design reviews may be scheduled as a session of the system design review meetings at the Contractor's facilities or separately. This requirement shall not be imposed for existing design ("product line") equipment.

3.3  OTHER REVIEWS

          The Contractor shall conduct other reviews as outlined in this section. Notification of an upcoming review and all documentation pertinent to the review shall be submitted to XM at least 10 working days prior to the review, unless provided otherwise in the Contract Terms and Conditions. Cognizant Contractor Engineering and management representatives shall attend review meetings. XM shall have the right to participate in all these reviews.

3.3.1 UNIT ACCEPTANCE REVIEWS

          The Contractor shall review the test data of all units prior to their being installed on the spacecraft. These unit reviews shall include failure report closures. Unit test data shall be made available for review by XM. However, such unit test data shall not be deliverable to XM. XM representatives shall have the right to participate in these reviews but may elect not to participate.

3.3.2 SYSTEM TEST REVIEWS

          Detailed test data reviews shall be held during the conduct of the system level test program, with participation by System Test, System Engineering, and XM representatives. The purpose of these reviews shall be to assure test data validity in a near real-time manner. There shall be pre-test and post-test reviews for each of the following test phases: [****].

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          The pre-test reviews shall be held prior to each major test phase.
          These reviews shall verify test readiness.

          The post-test phase reviews shall be held immediately at the completion of each major test These reviews, conducted by Systems Engineering and Systems Test, will include a brief data overview, an anomaly list including cause and corrective action status, and open issues, if appropriate. The test phase review shall serve to assure that the appropriate [****] has been completed and that spacecraft status is understood prior to leaving a test facility or major configuration.

3.3.3 SHIPMENT READINESS REVIEW (SRR)

          This review shall be conducted at the completion of spacecraft ground acceptance testing and shall cover hardware status, test data, deviations, and waivers to performance specifications, and status of all other CDRL items. The review shall also include mission operation readiness and launch campaign planning.

3.3.4 FLIGHT READINESS REVIEWS (FRR)/LAUNCH READINESS REVIEW (LRR)

          The Contractor, upon completion of launch site functional testing shall conduct a satellite flight readiness review at the launch site. The review shall cover the flight readiness of all spacecraft subsystems and launch mission plans, and the launch agency readiness.

          A mission facilities readiness review shall be conducted at the Contractor plant. It shall address the readiness of the satellite mission control equipment, including the [****].

          The Contractor shall support any required Launch Readiness Review in order to demonstrate that the spacecraft meets launch vehicle Contractor requirements for launch.

3.3.5 IN-ORBIT ACCEPTANCE TEST REVIEW (IOTR)

          At the completion of the spacecraft in-orbit testing, a spacecraft acceptance review shall be conducted by the Contractor where hardware status, in-orbit test data,

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          anomalies, and comparison with predicted performance shall be formally presented for transfer of ownership of the spacecraft to XM.

3.3.6 MRR, TRR, AND TRB PARTICIPATION

          XM shall have the right to participate to all the Manufacturing Readiness Review (MRR), Test Readiness Review (TRR), and Test Review Board (TRB) organized for B, C, D, and E category equipment (as defined in Exhibit D) per Exhibit C.

3.4  ANALYSES

          The Contractor shall perform any analyses deemed necessary to demonstrate compliance with Contract requirements or to substantiate the integrity of the spacecraft delivered under this Contract. All analyses shall be consistent with requirements of other applicable Contract exhibits.

          The Contractor may use, where relevant, results of valid and applicable analyses already performed for similar spacecraft or equipment and properly updated for this Contract. The Contractor's existing valid, and applicable computer/mathematical models and analytical/design tools used for similar spacecraft or equipment may also be used to perform the analyses defined herein.

3.4.1 GENERAL DESIGN AND PERFORMANCE ANALYSES REQUIREMENTS

          The Contractor shall perform all design, analytical test, and other efforts necessary to demonstrate that the spacecraft complies with the requirements of Exhibit A; that physical parameters are properly understood, managed, and accounted for; and that the spacecraft design is technically sound taking into account all earth and space flight environments to which the spacecraft or any of its component elements potentially can be exposed. These efforts shall consider all relevant functional, performance, interface, and environmental requirements, as well as interactions between the analyses and the test verifications of Exhibit D shall be taken into account. The format and submittal of analyses and studies shall be in accordance with the CDRL.

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3.4.2 [****] ANALYSIS

          The Contractor shall perform a [****] analysis which shall include a detailed listing of the [****]. The analysis shall address the [****] and included in the Mission Analysis.

3.4.3 [****] ANALYSIS

          A [****] analysis shall be performed and shall consider all critical phases of spacecraft life including, at least, [****]. The analysis shall also address the [****].

3.4.4 [****] ANALYSIS

          An analysis shall be performed for the various [****]. This analysis shall include the [****]. The analysis shall address the [****] shall be performed.

3.4.5 [****] ANALYSIS

          The Contractor shall perform an [****] analysis, taking into account [****]. Analyses shall be based on [****].

3.4.6 [****] ANALYSIS

          The Contractor shall analyze the [****] of the spacecraft for all phases of the mission. The analysis shall be based on each required launch vehicle's performance [****] and shall take into account all significant factors.

          The Contractor shall provide details of the [****] shall be provided.

3.4.7 [****] ANALYSIS

          A [****] analysis shall be provided which shall [****]. The [****] analysis shall take into account variables available to the Contractor and shall include the [****].

          The analysis shall also include but not be limited to:

          1.   [****]

               [****]

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               [****]

               [****]

          Based on the [****] analyses, the Contractor shall provide the [****].

3.4.8 [****] ANALYSIS

          The Contractor shall demonstrate by analysis that the [****].

3.4.9 [****] ANALYSIS

          An analysis shall be performed which shall demonstrate that the spacecraft design:

               [****]

3.4.10 [****] PERFORMANCE

          The Contractor shall analyze the performance of the [****]:

               [****]

3.4.11 [****] ANALYSES

          The Contractor shall perform all analyses necessary to verify [****].

3.4.12 [****] ANALYSIS

          An analysis and simulation of the [****] shall be performed. This analysis shall demonstrate that the [****]. The analysis shall identify all [****] shall be performed to show that the [****] during all phases of the mission.

3.4.13 [****] ANALYSES

          A complete and comprehensive [****] analysis shall be performed in which all [****].

          The Contractor shall provide to the launch agency [****] with supporting documentation as needed for [****].

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3.4.14 [****] ANALYSIS

          Analyses of the [****] are investigated. All [****] used in these analyses shall be [****] unless otherwise agreed to by XM. [****]

          The following shall be included in the [****] analyses:

               [****]

3.4.15 [****] ANALYSES

          All [****] shall be analyzed. Analyses shall include:

               [****]

3.4.16 [****] Analysis

          The Contractor shall perform an [****] analysis.

3.4.17 [****] Analysis

          The Contractor shall perform an analysis of [****].

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4    PROGRAM MANAGEMENT REQUIREMENTS
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4.1  CONTRACTOR MANAGEMENT ORGANIZATION

          The Contractor shall ensure that the personnel and facilities necessary for the performance of the Contract are assigned and made available at the time and places necessary to meet the performance and schedule established by this Contract.

4.2  PROGRAM CONTROL

          The Contractor shall establish and apply a program control system that provides for monitoring of all program activities and clearly identifies all milestones, completion and delivery dates, design reviews, and critical paths. This system shall cover the total period from the Effective Date of Contract (EDC) to the completion of the XM 1/XM 2/ XM 3 in orbit test activities.

4.3  CONFIGURATION CONTROL

          The configuration control plan shall be provided

4.4  XM MANAGEMENT ORGANIZATION

          The XM Spacecraft Program Office (ASPO), will be the primary technical point of contact between the Contractor and XM for technical management of this Contract. Telesat will be the primary point of contact for operation of the satellites.

          XM shall designate a Spacecraft Program Manager who will be responsible for ensuring that all technical and programmatic requirements of the spacecraft program are satisfied and will have the authority (and may delegate authority) to approve for XM on Design Review Boards on which XM is a member and on technical and related programmatic documentation matters.

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          An XM Contracts Officer will be identified who is responsible for conducting Contract negotiations, Contract administration, and all modifications to the spacecraft program (including waivers, deviations, and Contract Change Notices).

4.5  XM/CONTRACTOR RELATIONS

          At Contract award, the Contractor shall obtain promptly the government approvals required to provide access to XM personnel to non-financial information relating to the Contract. This access shall be consistent with United States Government regulations governing access to technical data. In addition to formal contact and communication between XM and the Contractor, the Contractor's Program Management Office (CPMO) shall arrange for cooperative, open, and unimpeded informal contact and communication between ASPO personnel and their counterparts in the Contractor's organization. Technical facilities, data, and information used by the Contractor for the program shall be open to inspection and evaluation by XM representatives at all reasonable times and subject to the regulations noted above. XM shall have access by use of permanent badges to all involved facilities and all work in process and to technical and status reviews. The Contractor shall provide XM with immediate and full visibility of all technical/programmatic aspects of failures and problems occurring at component (piece part), unit, subsystem, or system level and of associated corrective actions. All relevant system level test data shall be available for XM to review at any time after the data is taken.

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4.6  MEETINGS

          Table 1: Meetings Conducted or Participated in by Contractor

-------------------------------------------------------------------------------------
              Meeting                 Date or Frequency              Place
-------------------------------------------------------------------------------------
Contract Kickoff Meeting                   [****]         Contractor's facility
-------------------------------------------------------------------------------------
Interim Progress Meeting                   [****]         Contractor's facility
-------------------------------------------------------------------------------------
Quarterly Progress Meeting                 [****]         Contractor's facility
-------------------------------------------------------------------------------------
Senior Management Meetings                 [****]         Contractor's facility
-------------------------------------------------------------------------------------
Progress Meeting with  Major               [****]         SubContractor facilities
SubContractors (for new and
modified design equipment)
-------------------------------------------------------------------------------------
Unit Acceptance Reviews                    [****]         Contractor's/subContractors
                                                          facilities as appropriate
-------------------------------------------------------------------------------------
Design Review Meetings                     [****]         Contractor's/subContractors
                                                          facilities as appropriate
-------------------------------------------------------------------------------------
Shipment Readiness Review                  [****]         Contractor's facility
-------------------------------------------------------------------------------------
Flight Readiness Review                    [****]         Launch site
-------------------------------------------------------------------------------------
Launch and Mission Readiness Review        [****]         As appropriate
-------------------------------------------------------------------------------------
Meetings with launch                       [****]         As appropriate
services agency
-------------------------------------------------------------------------------------
Opportunity Meetings                       [****]         As appropriate
-------------------------------------------------------------------------------------
In-orbit Acceptance                        [****]         Contractor facility
Test Review
-------------------------------------------------------------------------------------

4.6.1 Contract kickoff meeting

          Within [****] after the effective Date of Contract, the Contractor shall conduct a contract kickoff meeting. The purpose of this meeting is to confirm the spacecraft technical definition and configuration and program requirements subsequent to contract negotiations. An additional purpose is to discuss and define the details of implementing cooperative working procedures and arrangements between ASPO and the Contractor. The topics shall include the following:

          1.   Formal communication requirements and formats;

          2. Contractor's organizational charts with specific names of all key individuals;

          3. Arrangements for ASPO access to facilities, documentation, work in progress, and informal, technical discussions;

          4.   The Contractor team organization

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          5.   System/subsystem-level budgets reflecting the performance
               commitments and predictions provided by the Contractor prior to contract award and demonstrating the ability of the proposed design to meet all Exhibit A performance requirements; and

          6.   System and subsystem-level schedules.

4.6.2 INTERIM AND QUARTERLY PROGRESS MEETINGS

          The Contractor shall organize and conduct, under the chairmanship of a Program Management Office (PMO) member, regular technical and program meetings at which XM representatives (and Telesat, as necessary) will participate. The purpose of these meetings shall be to review overall program status, schedules, planning, major technical problem areas, and any contractual/financial issues and any proposed Contract changes, and to discuss and mutually agree upon appropriate courses of action for maintaining the integrity of the program. The Interim progress meetings shall normally be less formal than the Quarterly progress meetings.

4.6.3 SENIOR MANAGEMENT MEETINGS

          Senior Management Meetings shall be conducted at [****] intervals between the Contractor and XM senior management to discuss the Contractor's progress and related matters. The venue of these meetings shall normally be the Contractor's facilities.

          The ASPO Program Manager and the PMO Program Manager may jointly prepare the presentation for this meeting based on the agenda identified by the senior management staffs of both organizations.

4.6.4 REVIEW MEETINGS

          The Contractor shall conduct reviews as specified in Section 3 of this Exhibit. The Contractor shall be responsible for the reviews.

          The PMO shall be responsible for ensuring the timely completion of Action Items and for tracking and reporting their status. A review shall be considered conducted when

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          the review chairperson issued the minutes and XM has reviewed the minutes. At the conclusion of the review, a set of Major Action Items will be mutually agreed to. A review shall not be considered completed until after all Major Action Items taken at the review meeting have been closed and the Notification of Review Completion has been approved by XM. Design Review Action Items may be closed to later phase actions and/or plans (e.g. during test) at the mutual agreement of the Contractor and Customer. Review Minutes, Action Item Responses, and Notification of Review of Completion submittals shall be in accordance with the CDRL.

4.7  PROGRAM SCHEDULE NETWORKS

          The Contractor shall conduct program schedule monitoring and analysis in accordance with the Contractor's standard practices and procedures. The Contractor shall provide XM with program activity networks and schedule charts from those schedule activities to assist in the forecasting of and preparation for critical program events (reviews and quarterly program meetings), as well as for progress evaluation.

4.8  PROGRAM MILESTONE PAYMENT STATUS

          The Contractor shall monitor and present to XM in the Quarterly Progress Reports, tables and graphs of the actual and anticipated invoice submittals of contract payment milestones as described below:

4.8.1 SUBMITTED INVOICES

          1.   Milestone identification number

          2.   Milestone description

          3.   Value

          4.   Amount approved

          5.   Invoice date

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4.8.2 ANTICIPATED INVOICE SUBMITTALS

          The Contractor shall present a table of anticipated milestone invoice submittals for a period of one year from the month of issue of the table. The table shall contain at least the following columns:

          1.   Milestone identification number;

          2.   Milestone description;

          3.   Value;

          4. Anticipated (realistic) invoice date as shown on current program schedule.

4.8.3 MILESTONE PAYMENT STATUS GRAPHS

          The Contractor shall present a graph of cumulative milestone values over the entire program duration, indicating the Milestone Payment Plan amounts, and the cumulative amounts approved to dates.

4.8.4 AUDITOR'S CERTIFICATION

          The Contractor shall have its CFO certify to XM annually that no improper payment has been made to any XM official in connection with this Contract. Social functions and providing key XM officials with a desktop mock-up of the XM spacecraft shall be considered an acceptable courtesy.

4.9  MANAGEMENT OF CONTRACT CHANGES

          The Contractor shall establish and maintain a system for managing the following types of changes to the XM Contract:

          1.   Change to Technical Requirements

          2.   Change to the Scope of Work (additions or deletions); and

          3.   Change to the Delivery Requirements (schedule).

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4.9.1 PRELIMINARY CHANGE ASSESSMENT

          As an answer to an XM draft change request, prior to formal request for change, the Contractor shall provide to XM a preliminary change assessment, which includes the following:

          1.   A brief description of the change;

          2.   rough order of magnitude (ROM) of the cost impact of the change;

          3.   estimated schedule impact; and

          4. other special programmatic considerations, including time required for a response. XM will evaluate the preliminary change assessment and advise the Contractor whether to proceed with a detailed proposal.

4.9.2 CONTRACT CHANGE NOTICE (CCN)

          Any contract change raised by the Contractor, either on its own initiative or at XM's request, shall be submitted to XM for approval in a timely manner in accordance with the Contract. A Contract Change Notice form shall be used which shall include the following information:

          1.   A unique reference number;

          2.   Date of submittal;

          3. Identification of organization requesting the change, as well as description and justification for the change;

          4. A detailed description of the envisaged tasks in the form of a brief statement of work;

          5.   A statement of schedule impact;

          6.   Price breakdown in a mutually acceptable format;

          7.   Suggested contract language revisions as applicable; and

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          8.   Proposed implementation date.

4.9.3 REVIEW AND APPROVAL OF CONTRACT CHANGE NOTICE

          XM will notify the Contractor of its acceptance or rejection of a CCN in accordance with the Contact Terms and Conditions. Whenever the proposed CCN implementation date is deemed critical, XM shall be so notified, and a specific early response date requested of XM by the Contractor.

          If the Contractor implements a change prior to obtaining XM approval, this shall be at the Contractor's own risk.

4.9.4 WAIVERS AND DEVIATIONS

          If, during the execution of the Contract, the Contractor desires to depart from the requirements in the Contract for a specific item or a limited number of items, a Request for Deviation/Waiver (RDW) shall be submitted. Such requests shall comply with the definition of Deviations and Waivers specified herein below.

          An RDW shall contain at least the information defined as follows:

          1.   A unique RDW reference number

          2.   Title or subject of RDW

          3.   Affected equipment item name

          4.   Affected equipment item part number

          5. Affected requirement at all levels under Contractor responsibility

          6.   Description of the waiver or deviation requested

          7.   Purpose or justification for request

          8.   Date of issue; and

          9.   Schedule impact, if any.

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          Waiver and deviation are defined in Exhibit C.

4.9.5 REVIEW AND APPROVAL OF AN RDW

          XM shall make its best efforts to notify the Contractor of its acceptance or rejection of the RDW within ten (10) working days of its receipt. If the reason for its rejection is lack of adequate supporting documentation (or other evidence), the Contractor will be informed within ten (10) days of receipt.

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5    PRODUCT ASSURANCE REQUIREMENTS
--------------------------------------------------------------------------------

          The Contractor shall establish and implement a Product Assurance Program in accordance with the requirements defined in Exhibit C.

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--------------------------------------------------------------------------------
6    INFORMATION
--------------------------------------------------------------------------------

6.1  ACCESS TO INFORMATION

          XM shall have access, consistent with United States Government regulations and individually signed Protection of Proprietary Rights agreements, to any information generated on the program or other technical data needed to resolve technical issues associated with the program. Implementation of such access may be through meetings, technical documents or through other methods by mutual agreement.

6.2  RELEASE OF COMMAND RADIO FREQUENCY AND ADDRESS CODE INFORMATION

          The Contractor shall consider and treat all assigned command radio frequencies and command address codes used for the spacecraft under this Contract and all on-orbit performance date as proprietary to XM. All such proprietary information shall not be released to third parties without XM's prior approval in accordance with the Contract Terms and Conditions.

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7    TRAINING AND OPERATION SUPPORT SERVICES
--------------------------------------------------------------------------------

7.1  VERIFICATION OF [****]

          The Contractor shall support a test, not to exceed [****], to verify [****] and the spacecraft during the Integrated System Test of the first flight spacecraft.

7.2  TRAINING OF XM OPERATIONS PERSONNEL

          The Contractor shall prepare and present a comprehensive training course for XM and Telesat satellite operations staff.

          The first part of the course shall cover [****]. This part shall be conducted at Contractor's facility.

          The second part of the course shall consist of a [****] prior to the launch of the first spacecraft, but may instead be combined in part or in whole with the [****] training described in Appendix 1. Each day of the course shall consist of two three-hour sessions. This part of the course shall be given at the Telesat's facility, and shall utilize subsystem specialists as instructors. Reasonable questions not answered during the course shall be responded to within one week in writing.

          The training material shall be submitted to XM and Telesat as noted in the CDRL list.

          Each training session shall be video taped, and one copy of the videos shall be presented at the conclusion of training.

7.3  RESERVED

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8    DATA AND DOCUMENTATION REQUIREMENTS
--------------------------------------------------------------------------------

          The specific items of information which shall be produced and formally submitted to XM by the Contractor are specified herein.

8.1  LANGUAGE

          All deliverable documentation shall be written in the English language.

8.2  UNITS AND DIMENSIONS

          Unless otherwise specified, the international system (SI) of units and dimensions shall be used in deliverable program documentation, however, if the Contractor desires, documentation may contain dual units in the format SI (English). SI units shall be used for deliverable spacecraft level and unit top assembly level, documents and drawings except as follows:

          1.   American Standard fasteners may be used;

          2. Launch vehicle interface information will be as defined by the launch vehicle supplier; and

          3. Drawings for existing units or components for which the existing drawings are in English units.

          4.   Existing analyses and documents

8.3  NOMENCLATURE, ACRONYMS AND ABBREVIATIONS

          The nomenclature and terminology used to define all hardware, software, and data items shall be consistent throughout the program. The Contractor shall provide a list of acronyms and abbreviations used in the program documentation, along with their meanings.

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8.4  DOCUMENT REFERENCE/IDENTIFICATION SYSTEM

          All contract deliverable documents submitted to XM shall contain in the headings at least the following:

          1.   Date of issue;

          2.   Subject of document;

          3.   Author or issuing authority;

          4.   Program unique reference identifier and other identifier; and

          5.   Contract Documentation Requirements List (CDRL) item number.

8.5  CDRL ITEM DESCRIPTIONS

          The requirements for those CDRL items, which have specific requirements for their contents, are described below. Documents not described below may be provided in accordance with the Contractor's standard contents and formats.

8.5.1 SPACECRAFT DELIVERY PLAN

          The general Spacecraft Delivery Plan shall be applicable to the selected launch vehicles. This plan shall define the activities necessary to prepare the spacecraft and associated support equipment for shipment, the general logistical details of the shipment itself, the implementation of monitoring equipment to record the environment of the spacecraft and critical support equipment during shipment, and a general definition of any support required to be provided by the applicable launch vehicle Contractors once the spacecraft and associated equipment arrive at the launch site.

8.5.2 QUARTERLY PROGRAM PROGRESS REPORTS

          The Quarterly Program Progress Report is an executive summary of the program status showing accomplishments against progress plan milestones and highlighting significant events and problems in the schedule. This document shall provide the

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          minimum amount of material necessary for tracking the program and shall be provided in a form which highlights critical changes to the elements defined with in this section. A structure which minimizes the repetition of material from quarter-to-quarter shall be used.

          For the key system budgets (noted below) and the [****] achievable with each launch vehicle changes from the previous report shall be highlighted and documented, and an action plan for correcting any predicted specifications non-compliance shall be presented.

          The report shall contain at least the following:

          1. A detailed status of critical performance or schedule issues and of corrective actions undertaken.

          2. General descriptions of progress accomplished during the quarter at unit, subsystem, and spacecraft system level.

          3. A description of progress accomplished during the quarter by each major subContractor; and an updated list of all major subContractors.

          4. Schedule overview, in bar chart form, showing the dates of the subsystem and system reviews and the dates of their delivery and their evolution.

          5. Summary descriptions of any significant changes to the Contract in terms of design, performance, schedule or work distribution requirements. This shall include a status summary of Requests for Waiver/Deviation and Contract Change Notices.

          6. List of milestones reached during the quarter and to date, and of milestones forecast to be completed for the next period.

          7.   [****] Summary containing:

                    [****]

                    [****]

                    [****]

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          8.   [****] Budget containing:

                    [****]

          9. [****] Summary for the duration of the nominal mission for the selected launch vehicle. The estimated [****] shall also be defined in each case.

          10. A review of the Product Assurance program including a summary of the past quarter's significant accomplishments, problems, parts procurement shortages, failures and solutions, program status, subContractor and supplier status, trends, and statistics. Additionally, the plan for the next quarter shall be summarized.

8.5.3 DESIGN REVIEW PACKAGE

          As a minimum, each review package shall include adequate pertinent information, supporting design and performance data and any analytical studies that fully describe the spacecraft various hardware subsystems and systems performance and capability for satisfying the performance requirements. All packages shall contain a [****] to the documentation within the package.

8.5.3.1 Spacecraft preliminary design review data package

          As a minimum, the following topics/items shall be addressed in the Spacecraft Preliminary Design Review (SPDR) data package:

          1.   Agenda with date, time and location of the design review meeting;

          2.   Program organization and management description;

          3. Program master schedule including identification of critical path items, availability of facilities and resources, and any potential problem areas;

          4.   Summary of [****];

          5.   [****];

          6. The satellite design analysis including a summary description of spacecraft and subsystems;

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          7.   Performance predictions and statement of compliance to
               contractual requirements;

               a) Satellite final specifications, including applicable documents and the [****]

               b)   Subsystem preliminary specifications

          8.   Summary of [****];

          9.   [****];

          10.  [****];

          11.  [****]

          12.  [****];

          13.  [****];

          14.  [****];

          15.  [****]; and

          16. A preliminary release of analyses and of the reliability evaluation.

8.5.3.2 Critical design review data package

          As a minimum, the following data shall be provided in the Critical Design Review data package:

          1. Agenda with date, time, and location of the design review meeting;

          2.   Updates to Program organization and management description;

          3.   Final subsystem specifications

          4. Program master schedule including identification of critical path items, availability of facilities and resources, and any potential problem areas;

          5.   Summary of [****];

          6.   Changes since PDR

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          7.   Summary description of spacecraft and subsystems;

                    [****]

          8.   Update of Performance predictions and Statement of Compliance.

          9.   Program Test Plan and supporting documentation;

          10.  [****];

          11.  [****];

          12.  Systems safety and hazard considerations:

          13.  [****];

          14.  [****]; and

          15.  Updated releases of analyses and of the reliability evaluation.

8.5.4 SPACECRAFT VALIDATION PLAN

          The Contractor shall conduct test activities as specified in Exhibit D to verify the compliance of the equipment with Exhibit A. This document shall be maintained to be consistent with any changes to Exhibits A and D made during the program.

8.5.5 OTHER TEST PLANS

          The Contractor shall develop the other test plans as listed in Table 2 Contract Data Requirements List for XM1 and XM 2 and in Table 4 Contract Data Requirements List for XM 3. These other test plans include a [****], and a SCC Test Plan. These test plans shall describe the verification and testing activities to be performed on the hardware and software delivered in accordance with Appendix 1, 2, and 3 of this document.

8.5.6 SPACECRAFT STORAGE PLAN

          The Contractor shall develop a Spacecraft Storage Plan which shall describe the equipment and methods used to store the spacecraft, including descriptions of

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          storage containers, facilities, provisions for environmental monitoring and control during storage, tasks to be performed before placing the spacecraft in storage, tasks performed periodically during the storage period, and tasks to be performed when removing a spacecraft from storage.

          The Spacecraft Storage Plan shall cover all necessary tasks for a period of storage up to [****]. The Spacecraft Storage Plan shall clearly distinguish between tasks performed for short-term storage (less than [****], and tasks performed for medium term storage. If testing of the spacecraft is required upon removal from storage, the appropriate tests shall be described.

8.5.7 SPACECRAFT SYSTEMS SUMMARY

          The main objective of this document is to provide a top-level understanding of the spacecraft design, performance, and operation to XM staff not routinely associated with the XM Spacecraft Program Office (ASPO), and not receiving the subsystem and system design review packages.

          The spacecraft system summary shall contain general descriptions of the spacecraft equipment and performance, overall configuration drawings, and functional diagrams of major assemblies and subsystems. Current versions of the [****] shall be presented. Each revision may be provided as a stand-alone document or a set of change pages, as mutually agreed between the Contractor and Customer.

8.5.8 [****]

          [****]

8.5.9 SPACECRAFT ASSEMBLY DRAWINGS AND CIRCUIT DIAGRAMS

          A Complete set of spacecraft level assembly drawings and electrical circuit diagrams (from top level down to subsystem level) shall be provided [****]. These documents shall be available for reference at CDR and updates shall be made available when released. Unit level drawings and schematics, shall be made available for Customer review subject to U.S. Government regulations.

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          During the program, all released drawings for spacecraft produced under this Contract shall be available for XM review as soon as each drawing is released.

8.5.10 FLIGHT SOFTWARE/FIRMWARE DOCUMENTATION

          The Contractor's warranty of satisfactory in-orbit performance assumes that XM shall not modify the flight software. Documentation deliverables for XM specific software/flight firmware shall include the following:

               [****]

8.5.11 [****]

          The Contractor shall [****]. For each database, the Contractor shall create and maintain documentation providing detailed information on the structure and interpretation of the database.

8.5.11.1 [****] contents

          The  [****] Database shall contain [****].

          [****]

               [****]

8.5.11.2 [****] contents

          The [****] databases shall contain [****]

               [****]

8.5.11.3 Submission requirements

          The [****] databases shall be controlled by revision number and shall be maintained to accurately reflect the configuration of the spacecraft during testing and until shipment. XM shall be notified whenever the databases are revised.

          The [****] databases shall be released in a preliminary form at least [****]. Subsequently, the databases may be revised as necessary; however, XM shall be

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          notified at each revision and copies shall be delivered
          electronically. The final revision effective for each spacecraft shall be delivered at the Shipment Readiness Review.

8.5.12 SPACECRAFT OPERATIONS HANDBOOK

          This document shall include the satellite operational procedures recommended by the Contractor for use by XM and/or Telesat in all modes of operation from end of in-orbit acceptance test until satellite end-of-life. This handbook shall be designed for inclusion of supplemental information relating to changes in satellite design and operation and shall include the following information:

          1.   [****]

          This data shall include, but shall not be limited to, the following:

8.5.12.1 [****]

          [****]

8.5.12.2 [****]

          [****]

8.5.12.3 [****]

          [****]

8.5.12.4 [****]

          [****]

8.5.12.5 [****]

          [****]

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8.5.13 Spacecraft [****]

          A complete set of [****] shall be provided to XM. [****] to be used as a reference by XM and/or spacecraft operations personnel.

          [****]

8.5.13.1 [****]

               [****]

8.5.13.2 [****]

               [****]

8.5.13.3 Data Documentation and Delivery

          In general, unit data shall be provided to XM at least [****] before the spacecraft launch date. As a minimum, the following data shall be provided [****] before the launch date:

               [****]

          All other data shall be delivered to XM at least [****] prior to the launch of the spacecraft.

8.5.14 ANALYSIS

          Analyses reports shall include:

          1. Statement of the objectives of the analysis and outline of the methodology.

          2. Definitions of all symbols used in equations and statement of all assumed boundary conditions and values of constraints.

          3. References, if appropriate, to reduce the amount of explanatory texts, or indication of sources of common equations, algorithms, etc.

          4.   Methodology and/or listing of computer analyses.

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          5.   Sufficient information to allow XM to verify the adequacy and accuracy of the analyses.

          The reports shall be updated when new information becomes available during the Contract period, and shall adequately describe any differences.

8.6  DETAILED CDRL

          The listing of data items to be submitted and their corresponding submittal requirements are given in Table 2 attached hereto. Submission requirements given in days after or before an event shall be defined at full working days. Submission requirements given in weeks or months shall be defined as calendar weeks or months. All submission dates refer to date of receipt at the specified destination. Electronic submissions shall not be considered acceptable unless they are submitted in a format which the Customer can access using commercial off-the-shelf software.

          Specific XM 3 CDRL items are listed in Table 4; all other deliveries were completed for XM 1 and XM 2.

8.6.1 SUBMISSION CRITERIA DEFINITIONS:

8.6.1.1 Approval

          Approval indicates that XM must provide a written indication that the submission is acceptable before any work which directly depends on the submission is begun. All deficiencies in the submission which are noted by XM must be resolved.

8.6.1.2 Review

          Review indicates that XM has the opportunity to review and comment on the submission, and Customer's reasonable comments will be incorporated by the Contractor. Work may proceed in parallel to the review activity

8.6.1.3 Information

          Information indicates that the submission is provided to aid the Customer in understanding.

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--------------------------------------------------------------------------------

APPENDIX 1 TO EXHIBIT B

[****] REQUIREMENTS

NOTE: REVISED PER APPROVED CCN 021

AND NEW CHANGES TO REFLECT DELIVERY TO TELESAT ARE ITALICIZED

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--------------------------------------------------------------------------------
1    [****]
--------------------------------------------------------------------------------

          [****]

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2    DESIGN REVIEWS
--------------------------------------------------------------------------------

          The Contractor shall conduct [****] reviews of the Spacecraft Simulator. All [****] shall be held at the Contractor's facility. A Preliminary Design Review (PDR) a Critical Design Review (CDR), a Pre Shipment Review (PSR) shall be held before shipment of the simulator to Telesat

          The PDR shall cover [****]. The CDR shall cover [****]. The PSR shall cover [****].

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3    TEST REQUIREMENTS
--------------------------------------------------------------------------------

          Tests of the [****] shall be performed. [****]. The final acceptance test (FAT) shall consist of [****].

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4    DOCUMENTATION
--------------------------------------------------------------------------------

          Simulator documentation shall be delivered in accordance with the CDRL. The following documentation shall be required:

               1.   PDR and CDR data packages;

               2.   PDR and CDR reports, including minutes and action items;

               3.   simulator user's manual;

               4.   monthly progress reports; and

               5.   Final Acceptance Test results.

          The following data shall be supplied with the simulator:

               1..  [****]

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5    TRAINING
--------------------------------------------------------------------------------

          The Contractor shall conduct a comprehensive training course to instruct up to ten (10) Telesat staff in the operation of the simulator. The course shall be conducted at the Telesat's facility after shipment of the simulator to Telesat and shall combine classroom instruction with hands-on training. The student material for the training course shall include, but not be limited to, the simulator user's manual, , and class handouts.

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6    WARRANTY
--------------------------------------------------------------------------------

          The Contractor shall warranty for [****] the DSS except for the work station hardware, operating system software, and peripheral units. The warranty period shall start in accordance with the Terms and Conditions of the Contract.

          As a minimum, the warranty shall cover 1) analysis of simulator anomaly reports issued by XM and sent to the Contractor, 2) software corrections including modifications and tests, 3) updates of documentation and of the configuration item data list, and 4) generation and delivery of applicable new software releases.

          All commercially available elements of the work station including work station hardware, its operating system software/firmware, and peripheral unit hardware and software/firmware shall be covered by their manufactures' standard warranties which shall be extended by the Contractor until the units are accepted by and installed at Telesat. The Contractor shall provide for the transfer of these manufacturers' warranties to XM.

          XM at its option, may continue those warranty coverages outside of the scope of the Contract.

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APPENDIX 2 TO EXHIBIT B

COMMUNICATIONS PAYLOAD SIMULATOR

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1    COMMUNICATIONS PAYLOAD SIMULATOR INTRODUCTION
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          The Contractor shall provide a Communications Payload Simulator which is capable of providing a [****]

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2    GENERAL DESCRIPTION
--------------------------------------------------------------------------------

          [****]

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3    CONSTRUCTION
--------------------------------------------------------------------------------

          [****]

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4    SYSTEM VERIFICATION
--------------------------------------------------------------------------------

          [****]

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5    WARRANTY
--------------------------------------------------------------------------------

          The Contractor shall warranty for [****] the Communications Payload Simulator. The warranty period shall start in accordance with the Terms and Conditions of the Contract.

          All commercially available elements (e.g. workstations) of the simulator shall be covered by their manufactures' standard warranties which shall be extended by the Contractor until the units are accepted by and installed at XM. The Contractor shall provide for the transfer of these manufacturers' warranties to XM.

          XM at its option, may continue those warranty coverages outside of the scope of the Contract.

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APPENDIX 3 TO EXHIBIT B

STATEMENT OF WORK FOR THE PRIMARY AND BACKUP SATELLITE CONTROL SOFTWARE AND GROUND ENCRYPTORS

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1    SCOPE
--------------------------------------------------------------------------------

          This document defines the work to be performed by the Contractor for the Satellite Control Software for the Customer at the Primary Spacecraft Control Center at Telesat's facilities in Ottawa, Ontario, Canada (hereinafter referred to as "Primary") and the Back-up Spacecraft Control Center at the Customer's facilties in Washington D.C (hereinafter referred to as "Back-up"), and for Ground Encryptors at the Back-up facility. Such work shall include the provision of equipment, software, services and documents and execution of project management tasks. The Contractor shall complete this work in accordance with the terms of the Contract and the requirements specified herein.

          The Contractor shall be responsible for certain activities which are necessary to achieve a successful operation of the Customer's two satellites.These tasks shall include the design, development, procurement, fabrication, testing, documentation, delivery and installation of Satellite Control Software and Ground Encryptors.

          More specifically, Contractor shall perform the following activities, after the successful completion of factory acceptance testing:

               1. Transportation of Ground Encryptors to the Backup satellite control center.

               2. Installation and integration of the supplied Software into the Primary and Back-up facilties.

               3. Coordination with Customer regarding facility requirements and access.

               4.   Preparation of plans, procedures and reports.

               5. Conduct the Site Acceptance Tests (SAT) and test reviews at the Primary and Back-up facilities, as appropriate to the deliverable item.

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2    DELIVERABLE EQUIPMENT, SOFTWARE, and SERVICES
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2.1  SATELLITE CONTROL SOFTWARE AND GROUND ENCRYPTORS

          The Contractor shall furnish the Customer [****].

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2.2  ALIGNMENT OF PRIMARY AND BACKUP FACILITIES

          The backup center shall be automatically aligned with the primary center with respect to [****].

2.3  TEST EQUIPMENT AND TOOLS

          The Contractor shall provide test equipment and tools, that are not provided by Customer, necessary to install and complete SAT. Such test equipment and tools shall remain the property of the Contractor.

2.4  RESERVED

2.5  PRODUCT ASSURANCE MANAGEMENT

          The Contractor shall perform product assurance in accordance with the Contractor's internal standards for commercial practices.

2.6  TEST PROGRAM

          The Satellite Control Software and Ground Encryptors shall be tested and the results reviewed in accordance with the program Ground System Test Plan.

          The acceptance tests of the Satellite Control Software and Ground Encryptors shall be conducted as described below:

          .    [****]

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2.7  CUSTOMER FURNISHED EQUIPMENT AND SERVICES

          The Customer shall provide beneficial access to the Customer's Primary and Back-up satellite control centers for the purposes of installation and test of the Contractor-provided Satellite Control Software and Ground Encryptors. The Customer shall provide [****]

          .    [****]

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3    SCHEDULE
--------------------------------------------------------------------------------

          The Satellite Control Software and Ground Encryptors installation, and testing for both Primary and Backup Satellite Control Centers shall be performed in accordance with the Contract Terms and Conditions.

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4    WARRANTY
--------------------------------------------------------------------------------

          The warranty with respect to the Ground Encryptors shall begin in accordance with the Terms and Conditions of the Contract and shall run for a period of [****] thereafter. At any time during this period the Contractor shall promptly correct noncompliant performance. Contractor shall also provide software maintenance for the life of the satellite to fix identified bugs. Site acceptance testing will be deemed complete when SATs have been performed, results have been reviewed in the Final Acceptance Review, a disposition plan developed and agreed to by the Purchaser for any remaining non-compliance's. Warranty service costs will be the responsibility of the Contractor.

XM PROPRIETARY                   EXHIBIT B REV B                        73 OF 73

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


Attachment 1


                                      [***]


 XM SATELLITE RADIO INC., XM SATELLITE RADIO HOLDINGS INC. and BOEING SATELLITE
                          SYSTEMS INTERNATIONAL, INC.
                          CONFIDENTIAL and PROPRIETARY

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                   Table 2 - Contract Data Requirements List

                                      [***}


                                Exhibit B Rev C

XM Proprietary                                                            Page 1

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    Table 2A

                                      [***]


                                Exhibit B Rev C

XM Proprietary                                                            Page 1

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                     Table 3

                                     [***]

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                  Table 4 - XM3 Contract Data Requirements List

                                      [***]

                                Exhibit B Rev C

XM Proprietary                                                            Page 1

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.



                                    Table 4A

                                      [***]

                                Exhibit B Rev C

XM Proprietary                                                            Page 1

**** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                     Table 5
                        XM3 Software including Licenses


                                      [***]